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                                                                   EXHIBIT 23.05

                         CONSENT OF FORRESTER RESEARCH


          We hereby consent to the inclusion of certain industry data and the use of our name in connection therewith, as set forth in Exhibit A, in the "The Company" and "Business" sections of this Registration Statement on Form S-1 (Registration No. 333-27323) of At Home Corporation.


                                    /s/ Diane Reeves, CFO
                                    ------------------------------
                                    FORRESTER RESEARCH

Date:     7/3
     _____________, 1997